Income Taxes - Deferred tax assets (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Deferred tax assets:
Federal and state net operating loss carryforward	$ 22,983	$ 23,297
Research and development credits carryforward	9,426	11,121
Total gross deferred tax assets	32,409	34,418
Less valuation allowance	(32,392)	(34,059)
Net deferred tax assets	$ 17	$ 359